UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 14, 2022
Date of Report (Date of earliest event reported)
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Redwire Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39733 (Commission File Number)	98-1550429 (I.R.S. Employer Identification Number)
8226 Philips Highway, Suite 101 Jacksonville, Florida 32256
(Address of principal executive offices and zip code)
(650) 701-7722
(Registrant's telephone number, including area code)
__________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDW	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	RDW WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

On April 14, 2022, Redwire Corporation. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with B. Riley Principal Capital, LLC (“B. Riley Principal Capital”). Pursuant to the Purchase Agreement, subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Company will have the right to sell to B. Riley Principal Capital, up to the lesser of (i) $80,000,000 of newly issued shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) the Exchange Cap (as defined below) (subject to certain conditions and limitations), from time to time during the term of the Purchase Agreement. Sales of Common Stock pursuant to the Purchase Agreement, and the timing of any sales, are solely at the option of the Company, and the Company is under no obligation to sell any securities to B. Riley Principal Capital under the Purchase Agreement.

Upon the initial satisfaction of the conditions to B. Riley Principal Capital’s purchase obligation set forth in the Purchase Agreement (the “Commencement”), including that a registration statement registering under the Securities Act of 1933, as amended (the “Securities Act”), the resale by B. Riley Principal Capital of shares of Common Stock issued to it by the Company under the Purchase Agreement, which the Company agreed to file with the Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement, is declared effective by the SEC and a final prospectus relating thereto is filed with the SEC, the Company will have the right, but not the obligation, from time to time at the Company’s sole discretion over the 24-month period from and after the Commencement, to direct B. Riley Principal Capital to purchase a specified amount of shares (each, a “Purchase”) not to exceed the lesser of (i) 50.0% of the Purchase Volume Reference Amount (as defined below) and (ii) 20.0% of the total number (or volume) of shares of Common Stock traded on the New York Stock Exchange (“NYSE”) during the Purchase Period (as defined below) (the lesser of these two amounts, the “Purchase Maximum Amount”) (and subject to certain additional limitations set forth in the Purchase Agreement) (the number of shares to be purchased giving effect to the Purchase Maximum Amount and all such additional limitations, the “Purchase Share Amount”) by timely delivering written notice (the “Purchase Notice”) to B. Riley Principal Capital prior to the commencement of trading of the Common Stock on NYSE on any trading day (the “Purchase Date”), so long as, (i) the closing sale price of the Common Stock on the trading day immediately prior to such Purchase Date is not less than $1.00 (subject to adjustment as set forth in the Purchase Agreement) (the “Threshold Price”) and (ii) all shares of Common Stock subject to all prior Purchases and all prior Intraday Purchases (as defined below) by B. Riley Principal Capital under the Purchase Agreement have been received by B. Riley Principal Capital prior to the time such Purchase Notice is delivered by the Company to B. Riley Principal Capital.

The per share purchase price that B. Riley Principal Capital is required to pay in a Purchase effected by the Company pursuant to the Purchase Agreement, if any, will be determined by reference to the volume weighted average price of the Common Stock (the “VWAP”), during the full primary (or “regular”) trading session on NYSE on the applicable Purchase Date, calculated in accordance with the Purchase Agreement, or, if either (i) the total aggregate volume of shares of Common Stock traded on NYSE reaches an amount equal to the Purchase Share Amount divided by 20.0% (the “Purchase Share Volume Maximum”) prior to the official close of the regular trading session on NYSE on such Purchase Date, or (ii) the trading price of a share of Common Stock on NYSE falls below the applicable minimum price threshold specified by the Company in the Purchase Notice for such Purchase (or if no such minimum price threshold is specified by the Company in the Purchase Notice, the minimum price threshold shall equal 75.0% of the closing sale price of the Common Stock on the trading day immediately prior to the applicable Purchase Date for such Purchase) (the “Minimum Price Threshold”), then the VWAP will be calculated only for the period beginning at the official open (or “commencement”) of the regular trading session and ending at the earlier of (x) such time that the total aggregate volume of shares of Common Stock traded on NYSE reaches the Purchase Share Volume Maximum for such Purchase (as applicable) and (y) such time that the trading price of a share of Common Stock on NYSE falls below the Minimum Price Threshold (as applicable) (such period for each Purchase, the “Purchase Valuation Period”), less a fixed 3.0% discount to the VWAP for such Purchase Valuation Period.

The Purchase Volume Reference Amount is defined in the Purchase Agreement as such number of shares of Common Stock equal to the quotient obtained by dividing (i) the total aggregate volume of shares of Common Stock traded during the full regular trading sessions on NYSE during the 10 consecutive trading day period ending on (and including) the trading day immediately preceding the Purchase Date for such Purchase, by (ii) 10.

From and after Commencement, the Company will control the timing and amount of any sales of Common Stock to B. Riley Principal Capital. Actual sales of shares of Common Stock to B. Riley Principal Capital under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Company’s Common Stock and determinations by the Company as to the appropriate sources of funding for its business and its operations.

In addition to the regular Purchases described above, if either (i) the Company does not effect a regular Purchase on a trading day that it otherwise could have selected as a Purchase Date for a regular Purchase pursuant to the Purchase Agreement (or the Company fails to timely deliver to B. Riley Principal Capital a Purchase Notice for a regular Purchase on such trading day) or (ii) the Company has timely delivered a Purchase Notice for a regular Purchase on a Purchase Date, and the Purchase Valuation Period for such Purchase has ended prior to 1:30 p.m., Eastern time, on such Purchase Date, then, in either case, the Company shall also have the right, but not the obligation, subject to the continued satisfaction of conditions set forth in the Purchase Agreement, to direct B. Riley Principal Capital to purchase, on such same Purchase Date, an additional specified amount of Common Stock (each, an “Intraday Purchase”), not to exceed the applicable Purchase Maximum Amount for such purchase (and subject to certain additional limitations set forth in the Purchase Agreement) (the “Intraday Purchase Volume Maximum”), by the delivery to B. Riley Principal Capital of an irrevocable written purchase notice, after 10:00 a.m., Eastern time (and after the Purchase Valuation Period for any prior regular Purchase (if any) and the Intraday Purchase Valuation Period(s) (as defined below) for the most recent prior Intraday Purchase effected on the same Purchase Date (if any) has ended), and prior to 1:30 p.m., Eastern time, on such Purchase Date (each, an “Intraday Purchase Notice”), so long as, (i) the closing sale price of the Common Stock on the trading day immediately prior to such Purchase Date is not less than the Threshold Price and (ii) all shares of Common Stock subject to all prior Purchases and all prior Intraday Purchases by B. Riley Principal Capital under the Purchase Agreement have been received by B. Riley Principal Capital prior to the time such Intraday Purchase Notice is delivered by the Company to B. Riley Principal Capital.

The per share purchase price for the shares of Common Stock that the Company elects to sell to B. Riley Principal Capital in an Intraday Purchase pursuant to the Purchase Agreement, if any, will be calculated in the same manner as in the case of a regular Purchase, provided that the VWAP for such Intraday Purchase will be measured during the portion of the normal trading hours on NYSE on the applicable Purchase Date that will begin 30 minutes after the latest of (i) the time that the applicable Intraday Purchase Notice is timely received by B. Riley Principal Capital, (ii) the time that the Purchase Valuation Period for any prior regular Purchase effected on the same Purchase Date (if any) has ended and (iii) the time that the Intraday Purchase Valuation Period (defined below) for the most recent prior Intraday Purchase effected on the same Purchase Date (if any) has ended, and ending at the earliest of (x) 4:00 p.m. (Eastern time) on such Purchase Date, (y) such time that the total aggregate volume of shares of Common Stock traded on NYSE reaches the Intraday Purchase Share Amount to be purchased by B. Riley Principal Capital in such Intraday Purchase divided by 20.0% (calculated in accordance with the Purchase Agreement) (the “Intraday Purchase Share Volume Maximum”) (as applicable), and (z) such time that the trading price of a share of Common Stock on NYSE falls below the applicable minimum price threshold specified by the Company in the Intraday Purchase Notice for such Intraday Purchase (or if no such minimum price threshold is specified by the Company in the Intraday Purchase Notice, the minimum price threshold shall equal 75% of the closing sale price of the Common Stock on the trading day immediately prior to the applicable Purchase Date for such Intraday Purchase) (the “Intraday Minimum Price Threshold”) (as applicable) (such period for each Intraday Purchase, the “Intraday Purchase Valuation Period”), less a fixed 3.0% discount to the VWAP for such Intraday Purchase Valuation Period.

There is no upper limit on the price per share that B. Riley Principal Capital could be obligated to pay for the Common Stock the Company may elect to sell to it in any Purchase or any Intraday Purchase under the Purchase Agreement. The purchase price per share of Common Stock that the Company may elect to sell to B. Riley Principal Capital in a Purchase and an Intraday Purchase under the Purchase Agreement will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the applicable Purchase Valuation Period for such Purchase or during the applicable Intraday Purchase Valuation Period for such Intraday Purchase.

Under the applicable NYSE rules, in no event may the Company issue to B. Riley Principal Capital under the Purchase Agreement more than 12,531,903 shares of Common Stock, which number of shares is equal to 19.99% of the shares of the Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable NYSE rules. The Exchange Cap is not be applicable to issuances and sales of Common Stock pursuant to the Purchase Agreement to the extent such issuances and sales are for cash at a price equal to or in excess of the sum of (i) the lower of: (x) the closing price immediately preceding the delivery by the Company of a Purchase Notice or an Intraday Purchase Notice (as applicable) under the Purchase Agreement and (y) the average closing price for the five consecutive trading days immediately preceding the delivery by the Company of a Purchase Notice or an Intraday Purchase Notice (as applicable) under the Purchase Agreement and (ii) $0.0698. Moreover, the Company may not issue or sell any shares of Common Stock to B. Riley Principal Capital under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by B. Riley Principal Capital and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Rule 13d-3 promulgated thereunder), would result in B. Riley Principal Capital beneficially owning more than 4.99% of the outstanding shares of Common Stock.

The net proceeds under the Purchase Agreement to the Company will depend on the frequency and prices at which the Company sells shares of its stock to B. Riley Principal Capital. The Company intends to use the net proceeds from the equity credit line to further support its growth strategy through initiatives such as accretive acquisitions and internal investments, to bolster working capital and/or for general corporate purposes. The Company continues to believe that opportunities may exist from time to time to expand our current business through strategic alliances or acquisitions with other companies, products or technologies. However, the Company does not have binding commitments or agreements for any specific acquisitions at this time. The Company has not yet determined the amount of net proceeds to be used specifically for any of the foregoing purposes. Accordingly, it retains broad discretion over the use of the net proceeds from the sale of our common stock under the Purchase Agreement. The precise amount and timing of the application of such proceeds will depend upon our liquidity needs and the availability and cost of other capital over which the Company has little or no control. As of the date hereof, the Company cannot specify with certainty the particular uses for the net proceeds.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement other than (i) a prohibition on entering into certain types of “dilutive issuances” during the period beginning one trading day prior to the date the Company delivers a Purchase notice to B. Riley Principal Capital under the Purchase Agreement and ending on the fifth day after the final settlement of such Purchase (such transactions include the issuance of Common Stock, or securities convertible into or exercisable for Common Stock, at a price or with a conversion or exercise price that is less than the per share purchase price that B. Riley Principal Capital is required to pay for the Shares that are subject to such pending Purchase Notice), and (ii) a prohibition on entering into or effecting an “equity line of credit” with a third party, or any similar continuous offering of equity securities of the Company. B. Riley Principal Capital has agreed that none of B. Riley Principal Capital, its officers, its sole member or any entity managed or controlled by B. Riley Principal Capital or its sole member will engage in or effect, directly or indirectly, for its own account or for the account of any other of such persons or entities, any short sales of the Common Stock or hedging transaction that establishes a net short position in the Common Stock during the term of the Purchase Agreement.

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the date of the Commencement, (ii) the date on which B. Riley Principal Capital shall have purchased from the Company under the Purchase Agreement shares of Common Stock for an aggregate gross purchase price of $80 million, (iii) the date on which the Common Stock shall have failed to be listed or quoted on NYSE or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement for a period of one trading day, (iv) the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving the Company has been commenced that is not discharged or dismissed prior to such trading day, and (v) the date on which a bankruptcy custodian is appointed for all or substantially all of the Company’s property or the Company makes a general assignment for the benefit of creditors. The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty, upon five trading days’ prior written notice to B. Riley Principal Capital. B. Riley Principal Capital has the right to terminate the Purchase Agreement upon five trading days’ prior written notice to the Company upon the occurrence of certain events set forth in the Purchase Agreement. The Company and B. Riley Principal Capital may also agree to terminate the Purchase Agreement by mutual written consent, provided that no termination of the Purchase Agreement will be effective during the pendency of any Purchase that has not then fully settled in accordance with the Purchase Agreement. Neither the Company nor B. Riley Principal Capital may assign or transfer the Company’s respective rights and obligations under the Purchase Agreement or the Registration Rights Agreement, and no provision of the Purchase Agreement or the Registration Rights Agreement may be modified or waived by the Company or B. Riley Principal Capital from and after the date that is one (1) trading day immediately preceding the date on which the initial registration statement is initially filed with the Securities Exchange Commission.

As consideration for B. Riley Principal Capital’s commitment to purchase shares of Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the Purchase Agreement, upon execution of the Purchase Agreement, the Company issued 127,751 shares of Common Stock to B. Riley Principal Capital.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to, and incorporate herein by reference, the full text of the Purchase Agreement and the Registration Rights Agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any Shares, nor shall there be any sale of Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

In the Purchase Agreement, B. Riley Principal Capital represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)). The securities referred to in this current report on Form 8-K are being issued and sold by the Company to B. Riley Principal Capital in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On April 15, 2022, the Company issued a press release (the “Press Release”) announcing the Purchase Agreement. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 of the Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 - Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Common Stock Purchase Agreement, dated April 14, 2022, by and between the Company and B. Riley Principal Capital, LLC.
10.2	Registration Rights Agreement, dated April 14, 2022, by and between the Company and B. Riley Principal Capital, LLC.
99.1	Press release dated April 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2022

Redwire Corporation

By:	/s/ William Read
Name:	William Read
Title:	Chief Financial Officer